Exhibit10.2

ESCROW AGREEMENT
(SUBSCRIPTION ESCROW0 AGREEMENT)

           THIS SUBSCRIPTION ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this “Escrow Agreement”) is made and entered into as of _______________, 2009, by and  among Commonwealth Income & Growth Fund VII, LP, a Pennsylvania limited partnership (“Issuer”), Commonwealth Capital Securities Corp., a Pennsylvania corporation (“Depositor”, and together with Issuer, sometimes referred to individually as “Party” or collectively as the “Parties”), and JPMorgan Chase Bank, National Association (the “Escrow Agent”).

WHEREAS, the Issuer has filed a registration statement on Form S-1 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, File No. ____________ (the “Registration Statement”), relating to the subscription for and sale of limited partnership units (“Units”) in the Issuer, with a minimum investment required of 250 Units (the “Minimum Subscription Amount”), at a price of $20.00 per Unit;

WHEREAS, the Depositor has been named as the underwriter in connection with the proposed offering of the Units in accordance with the terms of the Dealer Manager Agreement dated as of  __________, 2009  among the Issuer, its general partner and the Depositor (the “Underwriting Agreement”); and

WHEREAS, in compliance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended, the Issuer and the Depositor propose to establish an Fund to be held by the Escrow Agent until the sale of Units terminates;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.           Appointment.  The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.  The Issuer represents, warrants and covenants that at all times during the term of this Escrow Agreement less than twenty-five percent (25%) of the subscribers will be benefit plan investors as defined in 29 CFR 2510.101.3.

2.           Fund.  Issuer agrees to deposit with the Escrow Agent the sum of $500.00 (the “Escrow Deposit”).  The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the “Fund”) as directed in Section 3.

3.           Investment of Fund.  (a) During the term of this Escrow Agreement, the Fund shall be invested in a JPMorgan Chase Bank, N.A. money market deposit account (“MMDA”) or a successor or similar investment offered by the Escrow Agent, unless otherwise instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. The rate of return on an MMDA varies from time to time based upon market conditions.  Written investment instructions, if any, shall specify the type and identity of the investments to be purchased and/or sold.  The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity.  The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction.  The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.  The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

4.           Disposition and Termination.  The Depositor and the Issuer agree to notify the Escrow Agent in writing of the closing date of the offering (the “Offering Closing Date”) and whether or not the Issuer received subscriptions for the Minimum Subscription Amount.  Upon receipt of such written notification the following procedure will take place.  If the Issuer has received subscriptions for the Minimum Subscription Amount by the Offering Closing Date, the Fund will be promptly paid to or credited to the account of, or otherwise transferred to the Issuer pursuant to instructions from the Issuer.  If the Issuer has not received subscriptions for the Minimum Subscription Amount, the Escrow Agent shall be provided with a list containing the amount received from each subscriber whose funds have been deposited with the Escrow Agent (with respect to each subscriber the “Subscriber Investment Amount”) and the name, address and Taxpayer Identification Number (“TIN”) of each subscriber.  In addition, the Issuer or Depositor shall calculate the interest earned on each Subscriber Investment Amount as of the Offering Closing Date and provide such information to the Escrow Agent.  The aggregate of all Subscriber Investment Amounts and interest thereon shall be equal to the amount of the Fund on the Offering Closing Date.  The Escrow Agent shall distribute to each subscriber the appropriate Subscriber Investment Amount and interest thereon pursuant to joint written instructions of the Issuer and Depositor within 45 days of receipt of the information described in this Section 4(ii).  Upon delivery of the Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Sections 7 and 8.

5.           Escrow Agent.  (a)  The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied.  The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Dealer Manager Agreement (the “Underlying Agreement”), nor shall the Escrow Agent be required to determine if any person or entity has complied with any such  agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement.  In the event of any conflict between the terms and provisions of this Escrow Agreement and those of the Underlying Agreement or any other agreement among the Parties, the terms and conditions of this Escrow Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Party or Parties without inquiry and without requiring substantiating evidence of any kind.  The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request.  The Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder.

(b)    The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to either Party.  The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through attorneys and shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such attorney.  The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it.  The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons.  In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction.  The Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same.  Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Escrow Agent under this Escrow Agreement will be limited to the amount of fees paid to the Escrow Agent.

6.           Succession.  (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect.  If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.  Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent’s obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder.  The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

(b)           Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

7.           Compensation and Reimbursement.  Issuer agrees to (a) pay the Escrow Agent for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the performance of this Escrow Agreement.

8.           Indemnity.  The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of outside counsel)  (collectively “Losses”) arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (b) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof.  The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement.  The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for indemnification, fees, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 8.

9.  Patriot Act Disclosure/Taxpayer Identification Numbers/Tax.

(a)           Patriot Act Disclosure.  Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it.  Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent’s identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties identity including without limitation name, address and organizational documents (“identifying information”). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

(b)           Taxpayer Identification Numbers (“TINs”).  (i) The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service (“IRS”) Form W-8, or W-9 and/or other required documentation.  The Parties each represent that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the delivered forms, as well as in the Substitute IRS Form W-9 set forth on the signature page of this Agreement.

(ii)           In addition, all interest or other income earned under the Escrow Agreement shall be allocated to Issuerand reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by Issuer whether or not said income has been distributed during such year.  Any other tax returns required to be filed will be prepared and filed by Issuer and/or Depositor with the IRS and any other taxing authority as required by law.  The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Fund or any income earned by the Escrow Deposit.  The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by Issuer. In the absence of written direction from the Parties, all proceeds of the Fund shall be retained in the Fund and reinvested from time to time by the Escrow Agent as provided in this Agreement.  Escrow Agent shall withhold any taxes it deems appropriate, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

(Please refer to alternative tax language provisions for Subscription transactions if Escrow Deposit is uninvested or if the Parties require disbursement reporting)

10.           Notices. All communications hereunder shall be in writing and shall be deemed to be duly given and received:
(a) upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile;
(b) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
(c) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

If to Issuer	Commonwealth Income & Growth Fund VII, LP
c/o Commonwealth Capital Corp.
2 Christy Drive, Suite 200
Chadds Ford, PA 19317
Attention: Controller
Tel No.: 610-594-9600
Fax No.: 484-785-1494

If to Depositor	Commonwealth Capital Securities Corp.
400 Cleveland Street, 7th Floor
Clearwater, FL 33755
Attention: Manager - Investor Services
Tel No.: 877-654-1500
Fax No.: 727-450-0763

If to the Escrow Agent	JP Morgan Chase Bank, N.A.
Clearance and Agency Services
(street address)
(City, state [country], zip [posatal code])
Fax No: {for website only, regional docs. can be customized}

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (i), (ii) and (iii) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

11.           Security Procedures.(a) In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto (“Schedule 1”), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  Each funds transfer instruction shall be executed by an authorized signatory, a list of such authorized signatories is set forth on Schedule 1.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of Issuer or Depositor’s executive officers, (“Executive Officers”), as the case may be, which shall include the titles of Chief Executive Officer, President and Executive Vice President, as the Escrow Agent may select. Such “Executive Officer” shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Issuer or Depositor to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank.  The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

(b)           Issuer acknowledges that repetitive funds transfer instructions may be given to the Escrow Agent for one or more beneficiaries where only the date of the requested transfer, the amount of funds to be transferred, and/or the description of the payment shall change within the repetitive instructions (“Standing Settlement Instructions”).  Accordingly, Issuer shall deliver to Escrow Agent such specific Standing Settlement Instructions only for each respective beneficiary as set forth in Exhibit A to this Escrow Agreement, by facsimile or other written instruction.  Escrow Agent may rely solely upon such Standing Settlement Instructions and all identifying information set forth therein for each beneficiary.  Escrow Agent and Depositor agree that such Standing Settlement Instructions shall be effective as the funds transfer instructions of Issuer, without requiring a verifying callback, whether or not authorized, if such Standing Settlement Instructions are consistent with previously authenticated Standing Settlement Instructions for that beneficiary.  The Parties and Escrow Agent acknowledge that such Standing Settlement Instructions are a security procedure and are commercially reasonable.

12.           Compliance with Court Orders.  In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

13.           Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties.  Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the other parties.  This Escrow Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.  Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the Commonwealth of Pennsylvania. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement.  No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.  This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.  If any provision of this Escrow Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement. The Parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations.  Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Escrow Agreement shall be enforced as written.  Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

Tax Certification: Taxpayer Identification Number (TIN): Social Security Number			Date:

or

Employee Identification Number

Name & Address:

Customer is a (check one):

Corporation____	Partnership____	Individual/sole proprietor____ Trust_____
Limited liability company____ Enter the tax classification (D=disregarded entity, C=Corporation, P=Partnership______
Other _________________

(1)	the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);
(2)
 it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)	It is a U.S. citizen or other U.S. person (defined in the Form W-9 instructions).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

COMMONWEALTH INCOME & GROWTH FUND VII, LP
By: Commonwealth Income & Growth Fund, Inc., its General Partner

By:______________________________

Name:____________________________

Title: ____________________________

Tax Certification: Taxpayer Identification Number (TIN): Social Security Number			Date:

or

Employee Identification Number

Name & Address:

Customer is a (check one):

Corporation____	Partnership____	Individual/sole proprietor____ Trust_____
Limited liability company____ Enter the tax classification (D=disregarded entity, C=Corporation, P=Partnership______
Other _________________

(1)	the number shown above is its correct Taxpayer Identification Number (or it is waiting for a number to be issued to it);
(2)
 it is not subject to backup withholding because: (a) it is exempt from backup withholding or (b) it has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified it that it is no longer subject to backup withholding; and

(3)	It is a U.S. citizen or other U.S. person (defined in the Form W-9 instructions).

(If the entity is subject to backup withholding, cross out the words after the (2) above.)

Investors who do not supply a tax identification number will be subject to backup withholding in accordance with IRS regulations.

Note: The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

COMMONWEALTH INCOME & GROWTH FUND VII, LP
By: Commonwealth Income & Growth Fund, Inc., its General Partner

By:______________________________

Name:____________________________

Title: ____________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Escrow Agent

By:______________________________

Name:____________________________

Title: ____________________________

SCHEDULE 1

Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Funds Transfer Instructions

If to Issuer:

	Name	Telephone Number	Signature
1.	______________________	_______________________	___________________

2.	______________________	_______________________	___________________

3.	______________________	_______________________	___________________

If to Depositor:

	Name	Telephone Number	Signature
1.	______________________	_______________________	___________________

2.	______________________	_______________________	___________________

3.	______________________	_______________________	___________________

Telephone Number(s) for Call-Backs and
Person(s) Designated to Confirm Funds Transfer Instructions

If to Issuer:

	Name	Telephone Number
1.	______________________	_______________________

2.	______________________	_______________________

3.	______________________	_______________________

If to Depositor:

	Name	Telephone Number
1.	______________________	_______________________

2.	______________________	_______________________

3.	______________________	_______________________

Telephone call backs shall be made to both Parties if joint instructions are required pursuant to the agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.

SCHEDULE 2

Escrow Agent’s Compensation:

Escrow Agent’s compensation:

One Time Fee: $500.00

Annual Administration Fee: $3,000.00 per annum, without pro-ration for any partial years. Our one time fee and initial annual administration fee is payable upon execution of this  agreement and our annual administration fee for subsequent years is payable on the anniversary date of this agreement.

EXHIBIT A

Standing Settlement Instructions